Shareholder’s Voting Proxy Agreement

This Shareholder’s Voting Proxy Agreement (the “Agreement”) is entered into as of 25th September, 2008 between the parties in Xi’an, China:

Party A: Xi’an Huifeng Bio-Technic Inc.
Registered Address: 16F/B, Ruixin Bldg, Gaoxin RD, Xi’an China

Party B:	Pu Jun, A citizen of P.R.C., Identity Card Number: 610113197307152133
Zhang Yong, A citizen of P.R.C., Identity Card Number: 610404196907211075

WHEREAS:
1.
Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “P.R.C.”), and registered at Administration of Industry and Commerce Bureau of Xi’an. The registered number is 002469 Shaanxi. It legally exists to date.

2.
As of the date of this Agreement, Party B is the only shareholder of XI’AN QINBA XINTONG MEDICAL LTD., and Pu Jun legally holds 50% and Zhang Yong legally holds 50% of the issued and outstanding equity interest of XI’AN QINBA XINTONG MEDICAL LTD.

3.
XI’AN QINBA XINTONG MEDICAL LTD, is an enterprise incorporated and registered at Xi’an Administration of Industry and Commerce Bureau. It legally exists to date. The legally valid registered business license number is6101001401713.

4.
Party B desires to appoint the person designated by Party A to exercise her shareholder’s voting rights and other rights at XI’AN QINBA XINTONG MEDICAL LTD., in accordance with all applicable laws and XI’AN QINBA XINTONG MEDICAL LTD’s Articles of Association, and Party A is willing to designate such person.

NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

1.
Party B hereby agrees to irrevocably appoint the persons designated by Party A with the exclusive right to exercise, on her behalf, all of her shareholder’s voting rights at XI’AN QINBA XINTONG MEDICAL LTD., in accordance with all applicable laws and XI’AN QINBA XINTONG MEDICAL LTD.’s Articles of Association, including but not limited to the rights to sell or transfer all or any of her equity interests of XI’AN QINBA XINTONG MEDICAL LTD., and to appoint and elect the CEO of XI’AN QINBA XINTONG MEDICAL LTD.

2.	Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, and this person shall represent Party B to exercise her shareholder’s voting rights pursuant to this Agreement.

3.
Both Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of XI’AN QINBA XINTONG MEDICAL LTD., Party B shall grant the person designated by Party A with all of Party B’s voting rights as the sole shareholder of XI’AN QINBA XINTONG MEDICAL LTD. Both Parties to this Agreement agree that Party B cannot transfer any of her equity interests of XI’AN QINBA XINTONG MEDICAL LTD., to any individual or company (other than Party A or the individuals or entities designated by Party A).

4.
Party B hereby acknowledges that she will withdraw the appointment of the person designated by Party A if Party A change such designated person and reappoint the substituted person designated by Party A as the new Proxy Holders to exercise her shareholder’s voting rights at XI’AN QINBA XINTONG MEDICAL LTD.

5.	This Agreement sets forth and becomes effective when the Party A’s authorized representatives and Party B sign as the date mentioned on the first page.

6.	This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets of XI’AN QINBA XINTONG MEDICAL LTD. by Party A.

7.	Any amendment and termination of this Agreement shall be in writing and agreed upon by both Parties.

8.
The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

9.
This Agreement is executed in Chinese and English in Three (3) copies of each language; with Party A holding one copy and Party B holding two copies of each language and each original copy has the same legal effect. In the event of any conflict between the two versions, the Chinese version shall prevail.

[No Text Below]

PARTY A: Xi’an Huifeng Bio-Technic Inc. (Seal)

Authorized Representative(Signature):

/s/ Jing’an Wang

PARTY B:	/s/ Pu Jun	(Attached with ID copy)

/s/ Zhang Yong	(Attached with ID copy)

This Agreement is agreed and accepted by:

XI’AN QINBA XINTONG MEDICAL LTD., (Seal)

Legal Representative (Signature):

/s/ Pu Jun